[AMERICA'S UTILITIES LOGO]

Dear Shareholder:
   The first half of 1997, like 1996, has proven to be a difficult environment for the utility sector. In spite of current low interest rates and the market's anticipation that rates will remain low for the near future, utility stocks have not performed in line with the broader market averages of the Dow Jones* and the S&P 500.**
   Wall Street analysts continue to focus their attention on the issue of deregulation of electric companies and the demands that competition will place on companies which in the past have functioned in a regulated environment. Those analysts who cover the sector are most concerned with which companies have the management structure and cost disciplines in place to be the winners in the fast-approaching competitive arena.
   The Board of Directors and management of America's Utility Fund continue to focus on the diversification of your Fund away from its heavy exposure to electric utility companies into areas that have the potential to provide greater capital appreciation. This shift must happen in a prudent, orderly fashion. In a market as highly valued as the current market, it takes patience to find stocks which are not selling for more than the company's underlying fundamental value. We will continue to diversify to the extent your Fund's investment objectives and policies allow and to the extent the Fund's management feels is appropriate relative to the overall market.
   America's Utility Fund, with its steady dividend stream earned on the investments held in the Fund, continues to have the potential to provide shareholders with a good yield on their investment. As of June 30, 1997, the date of this semi-annual report, the current SEC yield was 3.96%. This dividend yield continues to be an important element of the Fund since the vast majority of Fund shareholders reinvest those dividends, further adding to their investment for the future.
   I am pleased to report that our most recent marketing campaign added more than 900 new shareholders to America's Utility Fund. And as always I would like to thank our very loyal shareholders who continue to stay with the Fund and maintain a long-term investment discipline.

                   Sincerely,

                   /s/ LINWOOD R. ROBERTSON

                   Linwood R. Robertson
                   CEO and President

       *The Dow Jones Industrial Average is a price-weighted index of 30 large-capitalization stocks traded on the New York stock exchange. The Dow is computed by adding the total value of the 30 stocks and dividing by a factor that adjusts for distortions caused by stock splits over the years. It is considered to be a barometer of how shares of the largest U.S. companies are performing.
       **The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. Investors cannot invest in the S&P 500 Index.

MANAGEMENT DISCUSSION AND ANALYSIS

by John G. Davenport, CFA and Richard L. Rice, CFA,
Portfolio Managers

   During the first half of 1997, America's Utility Fund provided a total return of 5.1% including capital appreciation and dividend income. Your Fund's performance continued to exceed that of utility stocks in general when, for example, the Standard & Poor's Utility Index* reported a 2.3% six-month total return. The utility sector, however, remains out of favor relative to the broader market indexes, such as the S&P 500,** which gained 20.6% in the period.
   Extraordinarily high returns in the broader market continue to be driven by unusually favorable economic conditions. The economy continues to grow without producing inflationary pressures or apparent imbalances which could "upset the apple cart" -- an environment that supports the expectation of continued good earnings growth and drives stock prices higher. These conditions have diverted investor attention away from less economically-sensitive, higher-dividend-paying utility stocks.
   Meanwhile, electric utilities experienced difficult year-to-year earnings comparisons in the first half as milder weather in most of the eastern two-thirds of the U.S. resulted in lower customer demand for energy. Utility investors have also been disappointed by the failure of several state legislatures to pass electric utility deregulation legislation, adding to overall concerns regarding industry restructuring and prospects for recovering investments in regulated assets that could be devalued in the transition to a competitive marketplace. Similar uncertainties exist for local and long-distance telephone companies, as competitive barriers are gradually removed in their respective markets.
   Our stock selection continues to stress higher-quality, well-managed companies that can adapt to changing industry fundamentals.*** In addition, to raise the longer-term growth characteristics of the Fund, several stocks have been added outside the traditional utility sector. These positions, including foreign and domestic issues, accounted for about 13% of the Fund's holdings at mid-year, double their year-end 1996 weighting. This percentage is rising, largely at the expense of domestic electric utilities which have been brought down to a 46% weighting. The process of re-positioning your Fund is being carried out over time as we try to balance the need for further long-term diversification with valuation disciplines in a broad market, trading at record levels.
LOOKING AHEAD
   We continue to be encouraged by a number of factors which should benefit long-term investors in the Fund. First, broadening industry representation outside the traditional utility sector should improve growth attributes of stock holdings and, in turn, the Fund's long-term capital-appreciation potential. Second, with low inflation in an aging economic expansion, long-term interest rates could decline and tend to support higher prices for interest-sensitive funds. An economic slowdown at some point would likely lead to corporate profit disappointments in general, following several years of strong growth, and set the stage for renewed interest in defensive investments such as utilities. Finally, utility stocks are very attractively valued compared to the overall market. For example, the dividend yield (i.e. dividend divided by price) of the S&P Utility Index compared to the S&P 500 Index has reached record levels. This valuation disparity should eventually be resolved to the benefit of patient utility investors.****
       *The S&P Utilities Index is one of four broad sectors in the S&P 500 Index and includes all the utility stocks in the S&P 500 Index. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested. Investors may not invest in an index. The S&P Utilities Index is used as the benchmark for the performance of America's Utility Fund (AUF) because it is identified by the investment advisor as the index that most accurately reflects the management style and portfolio composition of AUF.
       **The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. Investors cannot invest in the S&P 500 Index.
       ***While the portfolio managers will endeavor to manage the portfolio in accordance with the investment process, there are no guarantees that they will be successful.
       ****This material must be preceded or accompanied by a current Prospectus for America's Utility Fund, which contains complete information regarding fees, sales charges, and expenses. Please read it carefully before you invest or send money.

                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR THE PERIODS ENDED JUNE 30, 1997

                ONE YEAR             SINCE INCEPTION (5/5/92)*
                  8.83%                        9.74%

               SEC CURRENT YIELD AS OF JUNE 30, 1997  3.96**


                                    [GRAPH]


                                5/92      6/92       9/92       12/92        3/93       6/93       9/93       12/93       3/94
AMERICA'S UTILITY FUND***     10,000     10,170     10,892      11,190      12,235     12,642     13,198      12,679    11,290
S&P UTLITIES INDEX~           10,000     10,136     10,935      11,211      12,421     12,715     13,605      12,830    11,770


                                6/94      9/94       12/94       3/95        6/95       9/95      12/95       3/96       6/96
AMERICA'S UTILITY FUND***     10,728    11,141      11,019      11,759      12,479     13,485     14,577     14,507     14,839
S&P UTLITIES INDEX~           11,768    11,823      11,811      12,625      13,563     15,085     16,774     15,977     16,782

                                9/96      12/96       3/97       6/97
AMERICA'S UTILITY FUND***     14,340    15,373      15,158      16,149
S&P UTLITIES INDEX~           16,217    17,298      16,716      17,697


    PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

      * Reflects operation of America's Utility Fund from the date of inception 5/5/92 through 6/30/97.
     ** SEC current yield is calculated by dividing the net investment income per share for the 30 days ended 6/30/97 by the offering price per share on that date. The figure is then compounded and annualized.
    *** Represents a hypothetical investment of $10,000 in America's Utility
        Fund. Performance assumes the reinvestment of all dividends and distributions.
      ~ The S&P Utilities Index is one of four broad sectors in the S&P 500
        Index and includes all the utility stocks in the S&P 500 Index. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested. Investors may not invest in an index. The S&P Utilities Index is used as the benchmark for the performance of America's Utility Fund (AUF) because it is identified by the investment advisor as the index that most accurately reflects the management style and portfolio composition of AUF.

    This material must be preceded or accompanied by a current Prospectus for America's Utility Fund, which contains complete information regarding fees, sales charges, and expenses. Please read it carefully before you invest or send money.

AMERICA'S UTILITY FUND, INC.
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

                                                Market Value
      Shares        Common Stocks 88.78%          (Note 2)
     --------      --------------------        -------------
              PUBLIC UTILITY - ELECTRIC -
                63.26%

      66,100  Allegheny Power Systems, Inc.      $ 1,764,044
      80,000  Bell Atlantic Corporation            6,070,000
       5,000  Bemis Company                          216,250
       5,800  British Telecom PLC*                   430,650
      55,500  Chilgener S.A.*                      1,554,000
      47,800  CPT Telefonica Del Peru S.A.         1,251,762
     211,000  DPL, Inc.                            5,195,875
      69,950  DQE, Inc.                            1,976,088
     125,400  DTE Energy Company                   3,464,175
      78,800  Duke Power Company                   3,777,475
     125,000  Eastern Utilities Associates
                Company                            2,281,250
      20,500  Empressa Nacional Electric*          1,743,781
      74,000  Enron Corporation                    3,020,125
      67,000  FPL Group, Inc.                      3,086,187
      95,500  GPU, Inc.                            3,426,063
      15,600  Grainger (W.W.), Inc.                1,219,725
     187,700  LG&E Energy Corporation              4,141,131
     113,800  NIPSCO Industries, Inc.              4,701,363
      53,700  Nalco Chemical Company               2,074,162
      75,400  Northern States Power Company        3,901,950
     218,700  Ohio Edison Company                  4,770,394
      45,200  Pall Corporation                     1,050,900
     109,900  Potomac Electric Power Company       2,541,437
      99,800  Public Service Company of
                Colorado                           4,141,700
      89,700  SCANA Corporation                    2,225,681
      23,200  Schering-Plough                      1,110,700
      45,400  Sonoco Products Company              1,381,863
     203,000  Southern Company                     4,440,625
      40,100  Sysco Corporation                    1,463,650
     175,200  TECO Energy, Inc.                    4,478,550
      17,000  Telefonica De Espana*                1,466,250
      86,100  Tucson Electric Power Company        1,248,450
     145,500  Western Resources, Inc.              4,719,656
                                                  ----------
                                                  90,335,912
              PUBLIC UTILITY - NATURAL GAS -
                8.46%

      93,000  Brooklyn Union Gas Company           2,662,125
      78,000  Nicor, Inc.                          2,798,250
      94,900  Pacific Enterprises                  3,191,013
      85,000  Questar Corporation                  3,431,875
                                                  ----------
                                                  12,083,263
              TELECOMMUNICATIONS - 17.06%

      55,000  AT&T Corporation                     1,928,438
      83,000  Ameritech Corporation                5,638,812
     106,000  GTE Corporation                      4,650,750
      72,200  MCI Communications                   2,763,906
      90,400  SBC Communicatons, Inc.              5,593,500
      72,000  Sprint Corporation                   3,789,000
                                                 -----------
                                                  24,364,406
              Total Common Stocks
                (cost $110,309,732)              126,783,581
                                                 -----------

AMERICA'S UTILITY FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)

 Shares or
 Principal                                       Market Value
  Amount                                           (Note 2)
 -------                                          ----------
             PREFERRED STOCK - 0.35%
     20,000  Bankamerica Trust (cost $500,000)    $   500,000
                                                  -----------
             CORPORATE BONDS - 7.81%
 $2,000,000  Appalachian Power Company, 7.38%,
               8/15/02                              2,012,332
  1,250,000  Duke Power Company, 8.00%, 11/1/99     1,289,062
  2,250,000  Pacificorp, 6.75%, 4/1/05              2,190,472
  2,000,000  Texas Utilities Electric Company,
               8.25%, 4/1/04                        2,125,000
  2,000,000  West Texas Utilities, 7.00%,
               10/1/04                              2,000,000
  1,500,000  Wisconsin Public Service, 7.30%,
               10/1/02                              1,534,991
                                                  -----------
             Total Corporate Bonds
               (cost $11,299,047)                  11,151,857
                                                  -----------
             REPURCHASE AGREEMENT - 3.03%
             Goldman Sachs & Company
               Dated 6/30/97, 6.11%, due
               7/1/97,
               collateralized by $4,495,874
               Federal Home Loan Mortgage
               Corporation, 7.00%, 6/2/26,
               market value $4,412,981
  4,320,427  (cost $4,320,427)                      4,320,427
                                                  -----------
             TOTAL INVESTMENTS - 99.97%
               (COST $126,429,206)                142,755,865
             OTHER ASSETS LESS LIABILITIES -
               0.03%                                   35,786
                                                  -----------
             NET ASSETS 100.00%                  $142,791,651
                                                 ============

* American Depository Receipt.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (Unaudited)

ASSETS
Investments, at market value --
  identified cost $126,429,206 (Note 2)         $142,755,865
Receivables
  Dividends and interest receivable                  593,336
  Capital shares sold                                110,115
                                                  -----------
      Total assets                               143,459,316
                                                  -----------
LIABILITIES
Payables
  Investments purchased                              210,975
  Capital shares redeemed                            143,324
Accrued expenses                                     313,366
                                                  -----------
      Total liabilities                              667,665
                                                  -----------
NET ASSETS                                      $142,791,651
                                                =============
Net Assets
Additional paid-in capital                      $123,705,890
Undistributed net investment income                   49,245
Accumulated net realized gain on investment
  transactions                                     2,709,857
Net unrealized appreciation of investments        16,326,659
                                                 ------------
  Net Assets                                    $142,791,651

Shares outstanding                                 5,527,030
Net Asset Value Per Share                       $      25.84

AMERICA'S UTILITY FUND, INC.
STATEMENT OF OPERATIONS
Six Months Ended June 30, 1997 (Unaudited)

INVESTMENT INCOME
  Dividends (net of withholding taxes $20,283)    $2,828,455
  Interest                                           549,406
                                                  ----------
    Total investment income (Note 2)               3,377,861
                                                  ----------
EXPENSES
  Administrative service fees (Note 4)               291,821
  Transfer agent fees (Note 4)                       197,619
  Shareholder services fees (Note 4)                 173,703
  Investment advisor fees (Note 4)                   159,807
  Directors' fees                                     34,276
  Shareholder reports                                 24,452
  Legal fees                                          16,858
  Custody fees                                        14,463
  Registration fees                                    7,867
  Audit fees                                           6,181
  Other                                                7,867
                                                   ---------
    Total expenses                                   934,914
                                                   ---------
Deduct
  Expenses assumed by administrative services
    company (Note 4)                                 (84,625)
                                                   ---------
Net expenses                                         850,289
                                                   ---------
Net investment income                              2,527,572
                                                   ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                 2,119,504
  Change in unrealized appreciation
    (depreciation) of investments                  2,255,776
                                                   ---------
  Net realized and unrealized gain on
    investments                                    4,375,280
                                                   ---------
  Net increase in net assets resulting from
  operations                                      $6,902,852
                                                  ==========

See notes to financial statements.
STATEMENTS OF CHANGES IN NET ASSETS

                                     Six Months
                                       Ended
                                      6/30/97       Year Ended
                                    (Unaudited)      12/31/96
                                    -----------     ----------
NET DECREASE IN NET ASSETS
OPERATIONS
  Net investment income             $  2,527,572   $  5,849,419
  Net realized gain on investments     2,119,504      5,267,015
  Change in unrealized
    appreciation (depreciation) of
    investments                        2,255,776     (4,116,828)
                                    ------------   ------------
Increase in net assets resulting
  from operations                      6,902,852      6,999,606
                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income               (2,648,983)    (5,725,433)
                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS (NOTE
  5)
  Net proceeds from sale of shares     6,182,606     15,469,548
  Reinvested distributions             2,433,188      5,280,490
  Cost of shares redeemed            (14,493,970)   (40,438,611)
                                    ------------   ------------
    Change in net assets from
      capital
      share transactions              (5,878,176)   (19,688,573)
                                    ------------   ------------
Decrease in net assets                (1,624,307)   (18,414,400)
Net Assets
  Beginning of period                144,415,958    162,830,358
                                    ------------   ------------
  End of period                     $142,791,651   $144,415,958
                                    ============   ============

FINANCIAL HIGHLIGHTS

                                                                  Six Months
                                                                     Ended        Year         Year         Year         Year
                                                                    6/30/97      Ended        Ended        Ended        Ended
                                                                  (Unaudited)   12/31/96     12/31/95     12/31/94     12/31/93
                                                                  ----------    --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                $ 25.07     $ 24.72      $ 19.50      $ 23.54      $ 21.95
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                0.46        0.98         0.96         0.96         0.91
  Net realized and unrealized gain (loss) on investments               0.79        0.33         5.22        (4.04)        2.00
                                                                    -------     -------      -------      -------      -------
    Total from investment operations                                   1.25        1.31         6.18        (3.08)        2.91
LESS DISTRIBUTIONS
  Dividends from net investment income                                (0.48)      (0.96)       (0.96)       (0.96)       (0.92)
  Distributions from net realized capital gains                        0.00        0.00         0.00         0.00        (0.40)
                                                                    -------     -------      -------      -------      -------
    Total distributions                                               (0.48)      (0.96)       (0.96)       (0.96)       (1.32)
                                                                    -------     -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                      $ 25.84     $ 25.07      $ 24.72      $ 19.50      $ 23.54
                                                                    =======     =======      =======      =======      =======
Total Return                                                           5.05%       5.46%      32.30%       (13.10%)      13.26%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $142.79     $144.42     $162.83       $125.01      $133.53
Ratio of expenses to average net assets                                1.21% (b)   1.27%       1.21%         1.21%        1.21%
Ratio of expenses to average net assets before expense
  reductions                                                           1.33% (b)   1.36%       1.34%         1.33%        1.41%
Ratio of net investment income to average net assets                   3.60% (b)   3.90%       4.40%         4.66%        4.19%
Portfolio turnover rate                                               12.24%      24.05%      27.77%        28.85%       21.20%
Average commission rate on portfolio transactions                   $0.0687     $0.0680

                                                                  Period
                                                                   Ended
                                                                12/31/92(a)
                                                                -----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 20.54
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                              0.63
  Net realized and unrealized gain (loss) on investments             1.80
                                                                  -------
    Total from investment operations                                 2.43
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.67)
  Distributions from net realized capital gains                     (0.35)
                                                                  -------
    Total distributions                                             (1.02)
                                                                  -------
NET ASSET VALUE, END OF PERIOD                                    $ 21.95
                                                                  =======
Total Return                                                        18.76%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                           $ 43.67
Ratio of expenses to average net assets                              1.21%
Ratio of expenses to average net assets before expense
  reductions                                                         1.41%
Ratio of net investment income to average net assets                 4.99%
Portfolio turnover rate                                             24.16%
Average commission rate on portfolio transactions

(a) Dividends from net investment income include investment income earned prior to commencement of sales to the public. The total return and the ratios to average net assets are annualized.

(b) Annualized.

See notes to financial statements.

AMERICA'S UTILITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (Unaudited)

NOTE 1: ORGANIZATION

America's Utility Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as a Maryland corporation on January 28, 1992. On February 14, 1992 (initial investment date), the Fund sold 500,000 shares of common stock to Dominion Resources, Inc., the ultimate parent of America's Utility Fund Service Company ("AUFSC"), for $10,000,000. The Fund commenced sales to the public on May 5, 1992.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which required management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

SECURITY VALUATION. Investments in securities traded on a national securities exchange and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the mean between the bid and asked prices. If a mean cannot be determined, then the securities are valued at the best available current bid price. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

REPURCHASE AGREEMENTS. It is the policy of the Fund to require that repurchase agreement investments be fully collateralized at all times. Procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's advisor to be creditworthy pursuant to guidelines established by the Fund's Board of Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

FEDERAL INCOME TAXES. No provision for federal income taxes has been made since it is the Fund's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.

DISTRIBUTIONS. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

DIVIDENDS. Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions of capital gains, if any, are made annually.

SECURITY TRANSACTIONS. The Fund records security transactions on the trade date. Gains and losses on securities sold are determined on the first-in, first-out
(FIFO) method. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INVESTMENT INCOME. Dividend income is recognized on the ex-dividend date, and interest income is recognized daily on an accrual basis.

NOTE 3: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) were $16,709,291 and $23,463,085, respectively. Net unrealized appreciation at June 30, 1997, based on the cost of securities for federal income tax purposes of $126,429,206 is as follows:

Gross unrealized appreciation                 $18,550,103
Gross unrealized depreciation                  (2,223,444)
                                             -------------
Net unrealized appreciation                   $16,326,659
                                             =============

NOTE 4: ADMINISTRATIVE SERVICES FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Mentor Investment Advisors, LLC ("Mentor Advisors") serves as investment manager to the Fund under a Management Contract dated September 9, 1995. Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC, ("Mentor") which in turn is a subsidiary of Wheat First Butcher Singer, Inc. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group. Pursuant to this agreement, Mentor Advisors receives for its services an annual investment management fee expressed as a percentage of the average daily net assets of the Fund as follows: 0.75% of the first $5 million of average daily net assets, 0.50% of the next $5 million, 0.25% of the next $90 million, 0.20% of the next $100 million, 0.15% of the next $100 million and 0.10% of the average daily net assets in excess of $300 million.

Mentor provides administrative personnel and services to the Fund under an Administrative Services Agreement dated August 21, 1995. Pursuant to the Agreement, the Fund pays Mentor a fee at the annual rate of 0.65% of the Fund's average daily net assets, less the amount of any management fees paid to Mentor Advisors pursuant to the Management Contract.

Prior to August 21, 1995, the Fund paid fees to AUFSC under an Administrative Services and Transfer Agency Agreement. Pursuant to which AUFSC provided administrative, transfer agency and dividend disbursing agency services. The Fund paid fees under that Agreement at an annual rate of 1.00% of the Fund's average daily net assets less the amount of any fees payable to the Fund's investment advisor.

The Fund has entered into a Shareholder Services Agreement with Mentor dated August 21, 1995, pursuant to which Mentor, itself, through AUFSC, or through other financial institutions, provides shareholder support services to the Fund and its shareholders. The Fund pays fees to Mentor under that Agreement at an annual rate of 0.25% of the Funds average daily net assets. Pursuant to a Sub-Shareholder Services Agreement between Mentor and AUFSC, Mentor in turn pays fees to AUFSC at the same annual rate of the Fund's assets in respect of which AUFSC provides specified shareholder services.

AUFSC also receives fees from the Fund's transfer agent for services performed under a Sub-Transfer Agency Agreement dated August 21, 1995. Pursuant to that Agreement, the transfer agent pays AUFSC a fee at the annual rate of 0.10% of the Fund's average daily net assets attributable to shares held by the shareholders to whom the AUFSC provides such sub-transfer agency services.

Mentor has agreed, to bear the expenses of the Fund to the extent total Fund operating expenses exceed 1.21% of the Fund's average daily net assets. As a result of this expense limitation, Mentor incurred expenses of $84,625 during the six months ended June 30, 1997.

NOTE 5: CAPITAL SHARE TRANSACTIONS

As of June 30, 1997 there were 500,000,000 shares of $0.0001 par value capital stock authorized. Transactions in Fund shares were as follows:

                                      Six Months
                                        Ended       Year Ended
                                       6/30/97       12/31/96
                                       -------      ----------
Shares sold                             246,425        631,957
Shares issued upon reinvestment
  of dividends                           96,978        215,954
Shares redeemed                        (576,851)    (1,674,189)
                                       ---------    -----------
                                       (233,448)      (826,278)
                                       =========    ===========

As of June 30, 1997, Dominion Resources, Inc. and subsidiaries owned 168,016 shares of capital stock, representing 3.04% of the total shares (market value $4,341,533).

                             Income Tax Information

Of the ordinary income distributions paid during the six months ended June 30, 1997, the Fund is designating 100% as eligible for the dividends-received exclusion for corporations.

This material must be preceded or accompanied by a current Prospectus for America's Utility Fund. It contains complete information regarding fees and expenses. Please read it carefully before investing or sending money.

Project America, Inc., Distributors

   To receive more information and to obtain a prospectus call 800-487-3863.

                                 JUNE 30, 1997